STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		68 Months Ended
	Aug. 31, 2013	Aug. 31, 2012	Aug. 31, 2013
Income Statements
Revenue - Operations	$ 0	$ 0	$ 4,637
Total Revenue	0	0	4,637
Cost of Goods Sold	0	0	1,653
Gross Profit	0	0	2,984
General and Administrative	301,484	355,768	3,194,558
Loss before income taxes	(301,484)	(355,768)	(3,191,574)
Other income (expense)	(137,443)	(9,164)	(701,252)
Provision for Income Taxes	0	0	0
Net (Loss)	$ (438,927)	$ (364,932)	$ (3,892,826)
(Loss) per Common Shares	$ (0.00104037038)	$ (0.00106906546)
Number of Common Shares	421,895,286	341,356,151